UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2014

BioTelemetry, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55039	46-2568498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Cedar Hollow Road Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

The Bancorp Bank Credit Agreement and repayment of existing Mednet Entities’ Loan Agreement

On February 21, 2014, BioTelemetry, Inc. (the “Company”) entered into a Credit and Security Agreement (the “Credit Agreement”) among the Company, CardioNet, LLC (“CardioNet”), Braemar, Manufacturing, LLC (“Braemar”), cardioCORE Lab, LLC (“cardioCORE”), ECG Scanning & Medical Services LLC (“ECG”), Heartcare Corporation of America, Inc. (“Heartcare”), Mednet Healthcare Technologies, Inc. (“Mednet”), Universal Medical, Inc. (“Universal Medical”), and Universal Medical Laboratory, Inc. (“Universal Lab, and together with Heartcare, Mednet and Universal Medical, each a “Mednet Entity” and together the “Mednet Entities”), each of the Company, CardioNet, Braemar, cardioCORE, ECG and each Mednet Entity as borrower (together, the “Borrowers”), and The Bancorp Bank, as lender and agent (the “Lenders”).  Pursuant to the Credit Agreement, the Lenders agreed to make loans (the “Loans”) to the Borrowers as follows: (i) $8,588,871 funded at closing to repay outstanding obligations under the loan agreement among The Bancorp Bank and Mednet; (ii) $81,136 to be funded at closing (iii) $1,100,609 to be funded at closing for working capital needs and (iv) $59,384 in fees. This transaction was in connection with the Company’s previously announced acquisition of the Mednet Entities.

The Loans bear interest at an annual rate of 3.25% until March 1, 2019, and thereafter will bear interest at an annual rate equal to the greater of (1) 3.25% or (2) the prime rate as published in the “Money Rates” section of The Wall Street Journal (or it successor) or the highest prime rate if more than one is published.  Beginning April 1, 2014, the principal amount of the Loans will be repaid, on a monthly basis, in installments of $37,500, plus accrued interest, until April 1, 2019, when the principal amount of the Loans will be repaid, on a monthly basis, in installments of $75,000, plus accrued interest, until paid in full on or before March 1, 2024 (or such earlier date upon an acceleration of the Loans by Lenders upon an event of default or termination the Borrowers).

The Credit Agreement contains customary affirmative covenants regarding the operations of each Borrower’s business and customary negative covenants that, among other things, limit the ability of the Borrowers to incur additional indebtedness, grant certain liens, make certain investments, merge or consolidate, make certain restricted payments and engage in certain asset dispositions, including a sale of all or substantially all of their property.

The Credit Agreement contains events of default that entitle the Lenders to declare a default and accelerate the Borrowers’ obligations under the Credit Agreement and require repayment of the Loans, increase the applicable finance charge or interest rate by an additional 3.00% per annum, and enforce the Lenders’ security interest against the collateral, subject to an intercreditor agreement between the Lenders and MidCap Funding IV, LLC, an existing lender to the Company.  These events of default include, among others, any Borrower’s breach of payment obligations or covenants, defaults in payment of other outstanding debt, material misrepresentations, events constituting a material adverse change, the Company fails to remain publicly traded, the imposition of a fine or liability under any applicable healthcare law in excess of $1,000,000, and bankruptcy and insolvency defaults.  Upon the occurrence of a bankruptcy or insolvency default, the Loans immediately become due and payable without demand, notice or legal process of any kind.

The Loans are secured by substantially all of the assets of the Borrowers, except their intellectual property and the proceeds thereof, and by a pledge of the capital stock of the CardioNet, cardioCORE, Braemar, and each Mednet Entity.  Copies of the Credit Agreement and the promissory note evidencing the Loans are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01.  The foregoing description of the Credit Agreement and the Loans is qualified in its entirety by reference to the full text of the Credit Agreement and the promissory note.

Amendment to MidCap Credit Agreement

On February 21, 2014, the Company also amended its existing Credit and Security Agreement, dated as of August 29, 2012 (the “MidCap Agreement”), with MidCap Funding IV, LLC, as agent, and the lenders thereunder (the “MidCap Amendment”).  Pursuant to the MidCap Amendment, the MedNet entities were added as borrowers under the MidCap Agreement, and covenants under the MidCap Agreement were modified to make them consistent with covenants in the Credit Agreement and to reflect provisions relating to the intercreditor agreement between the Lenders and MidCap Funding IV, LLC.  Copies of the MidCap Amendment and the fourth amended and restated revolving loan note in favor of Midcap Funding IV, LLC are filed herewith as Exhibits 10.3 and 10.4, respectively, and are incorporated by reference into this Item 1.01.  The foregoing description of the MidCap Amendment is qualified in its entirety by reference to the full text of the MidCap Amendment and the fourth amended and restated revolving loan note.

Item 2.03.                                    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1

Credit and Security Agreement, dated as of February 21, 2014, by and among CardioNet, LLC, BioTelemetry, Inc., Braemar Manufacturing, LLC, cardioCORE Lab, LLC, ECG Scanning & Medical Services LLC, Heartcare Corporation of America, Inc., Mednet Healthcare Technologies, Inc., Universal Medical, Inc. and Universal Medical Laboratory, Inc., each as a borrower, and The Bancorp Bank, as administrative agent and lender, and the additional lenders from time to time party thereto

10.2	Promissory Note, dated as of February 21, 2014, in the principal amount of $9,830,000, issued in favor of The Bancorp Bank

10.3

Assumption and Joinder Agreement and Amendment to Credit Agreement, dated as of February 21, 2014, among BioTelemetry, Inc., CardioNet, LLC, cardioCORE Lab, LLC, Braemar Manufacturing, LLC, ECG Scanning & Medical Services LLC, each as an existing borrower, and Midcap Funding IV, LLC, as agent, and Mednet Healthcare Technologies, Inc., Heartcare Corporation of America, Inc., Universal Medical, Inc. and Universal Medical Laboratory, Inc., each as joining borrowers

10.4	Fourth Amended and Restated Revolving Loan Note, dated as of February 21, 2014, in the principal amount of $15,000,000, issued in favor of Midcap Funding IV, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTelemetry, Inc.

	By:	/s/ Peter Ferola
Peter Ferola
Senior Vice President and General Counsel
Date: February 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1

Credit and Security Agreement, dated as of February 21, 2014, by and among CardioNet, LLC, BioTelemetry, Inc., Braemar Manufacturing, LLC, cardioCORE Lab, LLC, ECG Scanning & Medical Services LLC, Heartcare Corporation of America, Inc., Mednet Healthcare Technologies, Inc., Universal Medical, Inc. and Universal Medical Laboratory, Inc., each as a borrower, and The Bancorp Bank, as administrative agent and lender, and the additional lenders from time to time party thereto

10.2	Promissory Note, dated as of February 21, 2014, in the principal amount of $9,830,000, issued in favor of The Bancorp Bank

10.3

Assumption and Joinder Agreement and Amendment to Credit Agreement, dated as of February 21, 2014, among BioTelemetry, Inc., CardioNet, LLC, cardioCORE Lab, LLC, Braemar Manufacturing, LLC, ECG Scanning & Medical Services LLC, each as an existing borrower, and Midcap Funding IV, LLC, as agent, and Mednet Healthcare Technologies, Inc., Heartcare Corporation of America, Inc., Universal Medical, Inc. and Universal Medical Laboratory, Inc., each as joining borrowers

10.4	Fourth Amended and Restated Revolving Loan Note, dated as of February 21, 2014, in the principal amount of $15,000,000, issued in favor of Midcap Funding IV, LLC